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                                                                    Exhibit 10.5


                              INNKEEPERS USA TRUST
                         TRUSTEES' SHARE INCENTIVE PLAN


















                   AMENDED AND RESTATED AS OF FEBRUARY 3, 1997








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                                    ARTICLE I

                                   DEFINITIONS

1.01. Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner of securities representing at least thirty percent (30%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

1.02. Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.03. Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.04. Award Date means the date of the first Board meeting after each annual meeting of the Company's shareholders.

1.05. Board means the Board of Trustees of the Company.

1.06. Change of Control means that (i) a Person is or becomes an Acquiring Person; (ii) a Person enters into an agreement that would result in that Person's becoming an Acquiring Person; (iii) the Company enters into any agreement with a Person that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission; (iv) the Company enters into any agreement to merge or consolidate the Company or to effect a statutory share exchange with another Person,


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regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange; or (v) the Continuing Trustees cease for any reason to constitute a majority of the Board.

1.07. Code means the Internal Revenue Code of 1986, as amended.

1.08. Committee means the committee appointed by the Board to administer the Plan.

1.09. Company means Innkeepers USA Trust.

1.10. Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board prior to February 3, 1997 or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

1.11. Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990.

1.12. Control Change Date means the date on which a Change of Control occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.13. Disability means a complete physical or mental inability, confirmed by an independent licensed physician, to perform substantially all of the services required of a member of the Board.

1.14. Fair Market Value means, on any given date, the closing price of a Share as reported on the New York Stock Exchange composite tape on such date, or if the Shares



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were not traded on the New York Stock Exchange on such day, then on the next preceding day that the Shares were traded on such exchange, all as reported by such source as the Committee may select.

1.15. First Award Date means the date that the registration statement relating to the Company's initial public offering of Shares was declared effective by the Securities and Exchange Commission.

1.16. Founding Trustee means a Participant who was a member of the Board on the First Award Date.

1.17. Non-Founding Trustee means a Participant who is neither a Founding Trustee nor a Reelected Trustee.

1.18. Option means an option that entitles the holder to purchase Shares from the Company on the terms set forth in Article IV of this Plan.

1.19. Participant means a member of the Board who, on the First Award Date or applicable Award Date, is not an employee or officer of the Company or an Affiliate and who is not a member of the Committee. Participant also means an individual who is not an employee of the Company or an Affiliate and who is elected or appointed a member of the Board other than at an annual meeting of the Company's shareholders.

1.20. Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, as amended as of January 1, 1990. For purposes of this Plan, the term Person does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained


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by the Company or by any Related Entity, and any person or entity organized, appointed, or established by the Company or by any subsidiary for or pursuant to the terms of any such employee-benefit plan, unless the Committee determines that such an employee-benefit plan or such person or entity is a Person.

1.21. Plan means the Innkeepers USA Trust Trustees' Share Incentive Plan.

1.22. Reelected Trustee means a Participant who, during the term of this Plan, ceases to be a member of the Board but is subsequently elected or appointed to the Board.

1.23. Related Entity means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

1.24. Shares means the common shares of the Company.

                                   ARTICLE II

                                    PURPOSES

                The Plan is intended to (i) assist the Company in recruiting and retaining trustees and (ii) promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company's future success.

                                   ARTICLE III

                                 ADMINISTRATION

                The Plan shall be administered by the Committee. The Committee shall have authority to grant Options and award Shares upon such terms (not inconsistent with the provisions of the Plan) as the Committee may consider appropriate. In addition, the



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Committee shall have complete authority to interpret all provisions of the Plan;
to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.

                                   ARTICLE IV

                                     OPTIONS

4.01. Grant of Options to Founding Trustees and Participants Elected at Annual Meeting.

                (a) This Section 4.01 does not apply to Participants described in the first sentence of Section 4.02. Each Founding Trustee shall be granted an Option for 5,000 Shares on the First Award Date. Each Non-Founding Trustee shall be granted, on the first Award Date on which he is a member of the Board, and each Reelected Trustee shall receive, on the first Award Date after his reelection to the Board, an Option for a number of Shares determined in accordance with Section 4.03. Subject to the provisions of Article VIII and
Section 4.06, an Option granted under this Section 4.01 shall be exercisable with respect to 1000 Shares on the first Award Date after the date on which such Option was granted, and with respect to an additional 1000 Shares subject to such Option on each successive Award Date.


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                (b) Any Participant who receives an Option under Section 4.01(a)
shall also receive, on each date in 1997 through 1999 that a portion of such Option becomes exercisable, an additional Option for 1000 Shares, which shall be immediately exercisable in full. Further, any Participant who first becomes a member of the Board at the annual meeting of the Company's shareholders in 1999 shall receive on the Award Date in 1999 an Option for 1000 Shares, which shall become exercisable on the next succeeding Award Date, subject to Section 4.06.

4.02. Grant of Options to Other Participants.

                (a) This Section 4.02 applies to Participants (other than Founding Trustees) who are elected or appointed to the Board other than at an annual meeting of the Company's shareholders. Each Participant to whom this
Section 4.02 applies shall be granted, on the date of such appointment or election to the Board, an Option for a number of Shares determined in accordance with Section 4.03. Subject to the provisions of Article VIII and Section 4.06, an Option granted under this Section 4.02 shall be exercisable with respect to 1000 Shares on the first anniversary of the date the Option was granted, and with respect to an additional 1000 Shares subject to such Option on each successive anniversary of the date the Option was granted.

                (b) Any Participant who receives an Option under Section 4.02(a) shall also receive on each date in 1997 through 1999 that a portion of such Option becomes exercisable, an additional Option for 1000 Shares, which shall be immediately exercisable in full. Further, any Participant who first becomes a member of the Board in 1999 other than at the annual meeting of the Company's shareholders in 1999 shall receive, on the date of his



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initial election or appointment to the Board, an Option for 1000 Shares, which shall become exercisable on the first anniversary of the date of grant, subject to Section 4.06.

4.03. Number of Shares Subject to Options. Options granted under Sections 4.01(a) and 4.02(a): (i) in 1995 shall cover 4,000 Shares; (ii) in 1996 shall cover 3,000 Shares; (iii) in 1997 shall cover 2,000 Shares; and (iv) in 1998 shall cover 1,000 Shares.

4.04. Options Granted in 2000 and Subsequent Years. In addition to other Options granted under this Article IV, a Participant shall receive an Option for 2,000 Shares on the Award Date in the year 2000 and on each subsequent Award Date during the term of this Plan, but only if the Participant is a member of the Board on the applicable Award Date. Further, a Participant who first becomes a member of the Board (i) other than at an annual meeting of the Company's shareholders and (ii) on a date in any calendar year that follows the Award Date in such year shall receive an Option for 2000 Shares on the date he is first elected or appointed to the Board. All Options granted under this Section 4.04 shall be immediately exercisable in full.

4.05 Option Price and Payment. The price per share for Shares purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted. Payment of the Option price shall be made in cash, cash equivalent acceptable to the Committee, by the surrender of Shares or a combination thereof. If Shares are surrendered in payment of the Option price, the Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which the Option is being exercised.



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4.06. Exercise.

                Except as provided in this Section, an Option will become exercisable on a date specified in this Article IV only if a Participant is a member of the Board on such date. An Option held by a Participant who is a member of the Board on a Control Change Date will become exercisable in full on the Control Change Date. If a Control Change Date occurs as a result of the circumstances described in Section 1.06(v), then the preceding sentence shall also apply to a Continuing Trustee who was a member of the Board on the day preceding the Control Change Date, whether or not he is a member on the Control Change Date. An Option held by a Participant who ceases to serve on the Board on account of his death or Disability will become exercisable in full on the date Participant ceases to serve on the Board.

                To the extent that an Option has become exercisable under this
Article IV, it may be exercised whether or not the Participant is a member of the Board on the date or dates of exercise. An Option may be exercised with respect to any number of whole Shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Shares subject to the Option. All Options shall be evidenced by Agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Committee may adopt.

4.07. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten years from the date of grant. In the event of the Participant's death, the Option may be exercised by the Participant's estate, a Permitted Transferee (defined


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below), or such person or persons who succeed to the Participant's or Permitted
Transferee's rights by will or the laws of descent and distribution until the expiration of the Option period. Participant's estate, a Permitted Transferee or such other person or persons may exercise the Option with respect to all or part of the number of Shares for which Participant or the Permitted Transferee could have exercised the Option on the date of Participant's death.

4.08. Limited Transferability. An Option granted under this Plan may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members, or a partnership in which such family members are the only partners (each person or entity, a "Permitted Transferee"), on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that a Permitted Transferee may not transfer the Option except by will or the laws of descent and distribution. Except for transfers expressly permitted under this Section 4.08, an Option granted under this Plan may not be transferred except by will or by the laws of descent and distribution. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

4.09. Shareholder Rights. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the date of exercise of such Option.



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4.10. Shares Subject to Options. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Shares from its previously authorized but unissued Shares.

                                    ARTICLE V

                                  SHARE AWARDS

5.01. Grant of Share Awards to Founding Trustees and Participants Elected at Annual Meeting.

                (a) This Section 5.01 does not apply to Participants described in the first sentence of Section 5.02. Each Founding Trustee will be awarded 7,500 Shares on the First Award Date. Each Non-Founding Trustee will be awarded, on the first Award Date on which he is a member of the Board, a whole number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed, $75,000. Each Reelected Trustee will be awarded, on the first Award Date following his reelection to the Board, a number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed (i) $75,000 minus (ii) the Fair Market Value of any Shares previously awarded to him under this Article V that had vested pursuant to this Section 5.01 or Section 5.02, as applicable. For purposes of the preceding sentence, the Fair Market value of the previously awarded Shares shall be determined as of the date such Shares were issued to the Participant.
                (b) Twenty percent (20%) of the Shares issued to a Participant under this Section 5.01 shall be immediately and fully vested as of the First Award Date or Award Date, as applicable. On each subsequent Award Date, an additional twenty percent (20%) of



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the Shares issued to such Participant shall become fully vested. Except as provided in Section 5.05, if a Participant is not a member of the Board on any Award Date on which a portion of the Shares issued to him would otherwise become vested under this Section, (i) no additional Shares shall become vested on that date, and (ii) the Participant shall have no further right to or interest in any Shares issued to him under the Plan that were not vested prior to that date.


5.02. Grant of Share Awards to Other Participants.

                (a) This Section applies to Participants (other than Founding Trustees) who are elected or appointed to the Board other than at an annual meeting of the Company's shareholders. Each Participant to whom this Section
5.02 applies will be awarded, on the date of such appointment or election, a whole number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed, $75,000. Each Reelected Trustee to whom this Section 5.02 applies will be awarded, on the date of his appointment or election to the Board, a number of Shares having an aggregate Fair Market Value on that date that as nearly as possible equals, but does not exceed (i) $75,000 minus (ii) the Fair Market Value of the Shares previously awarded to him under this Article V that had vested pursuant to Section 5.01 or this Section 5.02, as applicable. For purposes of the preceding sentence, the Fair Market value of the previously awarded Shares shall be determined as of the date such Shares were issued to the Participant.

                (b) Twenty percent (20%) of the Shares issued to a Participant under this Section 5.02 shall be immediately and fully vested as of the date the Shares are granted to the Participant. On each subsequent anniversary of the date the Shares were granted, an



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additional twenty percent (20%) of the Shares issued to such Participant shall become fully vested. Except as provided in Section 5.05, if a Participant is not a member of the Board on any date on which a portion of the Shares issued to him would otherwise become vested under this Section, (i) no additional Shares shall become vested on that date, and (ii) the Participant shall have no further right to or interest in any Shares issued to him under the Plan that were not vested prior to that date.

5.03. Supplemental Awards. In addition to Shares awarded under Section 5.01, each Founding Trustee shall be awarded 5,000 Shares on the Award Date in 1997. One-third of such Shares shall be immediately and fully vested. An additional one-third of such Shares shall vest on the first Award Date following the date of grant, and the balance of the Shares shall vest on the second Award Date following the date of grant. Except as provided in Section 5.05, if a Founding Trustee is not a member of the Board on any date on which a portion of the Shares issued to him would otherwise become vested under this Section, (i) no additional Shares shall become vested on that date, and (ii) the Founding Trustee shall have no further right to or interest in any Shares that were not vested prior to that date.

5.04. Fractional Shares. A fractional share shall not become vested hereunder, and when any provision hereof may cause a fractional share to become vested, any vesting in such fractional share shall be postponed until such fractional share and other fractional shares equal a vested whole share.

5.05 Vesting. Except as provided in this Section, Shares awarded under this Plan will become vested on a date specified in this Article V only if a Participant is a member of the Board on such date or dates. A Share award held by a Participant who is a member of



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the Board on a Control Change Date will become fully vested on the Control
Change Date. Further, if the Control Change Date occurs as a result of the circumstances described in Section 1.06(v), then the preceding sentence shall also apply to a Continuing Trustee who was a member of the Board on the day preceding the Control Change Date, whether or not he is a member on the Control Change Date. A Share award held by a Participant who ceases to serve on the Board on account of his death or Disability will become fully vested on the date he ceases to serve on the Board.

5.06. Transferability. A Participant may not pledge, exchange, hypothecate, bequeath, or otherwise transfer any Shares issued to such Participant under the Plan until such Shares are vested pursuant to this Article V. Any transfer of Shares permitted under this Plan is subject to restrictions imposed by federal and state securities and other laws.

5.07. Shareholder Rights. Until such time as a Share issued to a Participant under this Plan is vested pursuant to this Article V, the Company shall retain custody of the certificate evidencing such Share and shall hold a stock power endorsed in blank with respect to such Share, which stock power is to be provided to the Company by the Participant as soon as reasonably possible after the date on which Shares are issued to him. A Participant will have the right to vote all Shares issued to him under this Plan and to receive all dividends thereon, for as long as the Participant continues to serve as a member of the Board, notwithstanding that a portion of the Shares issued to the Participant is not vested pursuant to this Article V. Except as provided in Section 5.05, on the date that the Participant ceases to be a member of the Board, all voting rights and all rights to receive



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dividends with respect to any Shares not yet vested pursuant to this Article V shall immediately terminate.

5.08. Shares Subject to Awards. Upon the award of Shares in accordance with this
Article V, the Company may issue Shares from its authorized but unissued Shares.

                                   ARTICLE VI

                                 INDEMNIFICATION

                A Participant shall be entitled to a payment under this Article VI if (i) any benefit, payment, accelerated exercisability or vesting or other right under this Plan constitutes a "parachute payment" (as defined in Code
Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to such Participant and (ii) the Participant incurs a liability under Code Section 4999. The amount payable to a Participant described in the preceding sentence shall be the amount required to indemnify the Participant and hold him harmless from the application of Code Sections 280G and 4999. To effect this indemnification, the Company must pay such Participant an amount sufficient to pay the excise tax imposed on Participant under Code Section 4999 with respect to benefits, payments, accelerated exercisability and vesting and other rights under this Plan and any other plan or agreement and any income, self-employment, hospitalization, excise or other taxes attributable to the indemnification payment. The benefit payable under this Article VI shall be paid in a single cash sum not later than twenty days after the date (or extended filing date) on which the tax return reflecting liability for the Code Section 4999 excise tax is required to be filed with the Internal Revenue Service.


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                                   ARTICLE VII

          ADJUSTMENT IN AGGREGATE OUTSTANDING OPTIONS AND SHARE AWARDS
                        UPON CHANGE IN COMMON SHARES AND
             ADJUSTMENT IN OPTIONS AND SHARE AWARDS MADE THEREAFTER

                The provisions of this Plan shall be revised as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more Share dividends, Share split-ups, subdivisions or consolidation of Shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this
Article VII by the Committee shall be final and conclusive.

                The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares that will be issued as of any applicable Award Date or other date of grant specified herein.

                                  ARTICLE VIII

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

                No Shares shall be issued and no certificates for Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which



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the Company is a party, and the rules of all domestic stock exchanges on which the Company's Shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Shares shall be issued and no certificate for Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.01. Unfunded Plan. The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Plan. Any liability of the Company to any person with respect to any award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

9.02. Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.



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                                    ARTICLE X

                                    AMENDMENT

                The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (i) increases the benefits to be awarded under the Plan or (ii) changes the class of individuals eligible to become Participants. The preceding sentence to the contrary notwithstanding, the Plan may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Options or awards of Shares granted under this Plan outstanding at the time such amendment is made.

                                   ARTICLE XI

                                DURATION OF PLAN

                No Shares may be awarded and no Options may be granted under the Plan after the Award Date in 2007; provided, however, that no Shares may be awarded and no Options may be granted under the Plan after the Award Date in 1998 unless the amendments to the Plan presented for shareholder approval at the 1997 annual meeting of the Company's shareholders receive such approval. Options granted and awards of Shares made during the term of the Plan shall remain in effect in accordance with its terms notwithstanding the expiration of the Plan.



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                                   ARTICLE XII

                             EFFECTIVE DATE OF PLAN

                Shares may be issued under the Plan on the First Award Date, provided that the Plan has been approved (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders. Options may be granted under this Plan upon its adoption by the Board, but no Option will be effective or exercisable unless this Plan is approved by shareholders in accordance with the preceding sentence. Notwithstanding the foregoing, no Options granted under Sections 4.01(b) and 4.02(b) and no awards of Shares granted under Section 5.03 shall be exercisable or effective unless the amendments to the Plan presented for shareholder approval at the 1997 annual meeting of the Company's shareholders receive such approval.



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                 UNANIMOUS CONSENT OF THE COMPENSATION COMMITTEE
                OF THE BOARD OF TRUSTEES OF INNKEEPERS USA TRUST

                  The undersigned, being all the members of the Compensation Committee (the "Committee") of the Board of Trustees (the "Board") of INNKEEPERS USA TRUST, a Maryland real estate investment trust (the "Company"), and in lieu of a meeting of trustees, the call and notice of which are hereby expressly waived, do hereby consent to the adoption of the following resolutions:

                  RESOLVED, that the Committee recommends that the Board amend
Section 8.02 of the Innkeepers USA Trust 1994 Share Incentive Plan (the "1994 Plan") to read as follows:

                  8.02 Vesting. A Participant's rights in a Share Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Share Award that will become transferable and nonforfeitable on account of satisfaction of performance objectives prescribed by the Administrator. Notwithstanding the foregoing, Share Awards for a maximum of ten percent of the aggregate number of Shares that may be issued under this Plan in accordance with Article V (as that section may be amended from time to time) may be granted without regard to the restrictions described in the preceding two sentences.

                  RESOLVED FINALLY, that the Committee recommends that the Board amend the first sentence of Article XV of the 1994 Plan to read as follows:

                  The Board may amend this Plan from time to time or terminate this Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of Shares that may be issued under the Plan; (ii) changes the class of individuals eligible to become Participants; or (iii) materially increases the benefits that may be provided to Participants under the Plan.

                  IN WITNESS WHEREOF, this Unanimous Consent of the Compensation Committee of the Board of Trustees of Innkeepers USA Trust has been executed by all of the members of the Compensation Committee effective the 19th day of June, 1997.



                                            /s/ Miles Berger
Date: August 30, 1997                      ------------------------------------
                                           Miles Berger

                                            /s/ C. Gerald Goldsmith
Date: August 30, 1997                      ------------------------------------
                                           C. Gerald Goldsmith

                                            /s/ Bruce Zenkel
Date: August 30, 1997                      ------------------------------------
                                           Bruce Zenkel